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                                                                    EXHIBIT 25.1

                                                                        FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)




               ---------------------------------------------------
               (Exact name of trustee as specified in its charter)


----------------------------                                 -------------------
(State of incorporation                                       (I.R.S. employer
if not a U.S. national bank)                                 identification no.)


----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip code)





               ---------------------------------------------------
               (Exact name of obligor as specified in its charter)


------------------------------                               -------------------
(State or other jurisdiction of                              (I. R. S. employer
incorporation or organization)                               identification no.)


                    ----------------------------------------
                    (address of principal executive offices)

                                 Debt Securities
                       -----------------------------------
                       (Title of the indenture securities)




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1.       General information. Furnish the following information as to the
         Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

         Name                                                    Address
         ----                                                    -------




         (b) Whether it is authorized to exercise corporate trust powers.



2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

16.      List of Exhibits.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R.229.10 (d).



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                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee ______________. A national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of New York and State of New York, on the ____ day of _______, _______.



                                                     ---------------------------


                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title: